UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 3, 2017

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

1-32414
(Commission File Number)
Texas		72-1121985
(State or Other Jurisdiction of Incorporation)		(I.R.S. Employer Identification No.)

Nine Greenway Plaza, Suite 300

Houston, Texas 77046

(Address of Principal Executive Offices)

713.626.8525

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 3, 2017, W&T Offshore, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”) in Houston, Texas.  The proposals voted upon at the Annual Meeting and the final voting results are indicated below.  For additional information on these proposals, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 24, 2017.

Proposal 1:  To elect five directors to hold office until the 2018 Annual Meeting.  All nominees were elected by the votes indicated.

Nominee	Voted For	Votes Withheld	Abstentions	Broker Non-Votes
Ms. Virginia Boulet	93,753,510	6,550,582	92,976	26,128,318
Mr. Stuart B. Katz	99,044,791	1,254,210	98,067	26,128,318
Mr. Tracy W. Krohn	99,249,412	1,056,398	91,258	26,128,318
Mr. S. James Nelson, Jr.	94,140,367	6,165,023	91,678	26,128,318
Mr. B. Frank Stanley	93,805,065	6,494,575	97,428	26,128,318

Proposal 2: To approve an amendment to the Company’s Amended and Restated Incentive compensation Plan, as amended, to increase the number of authorized shares of common stock.  The proposal was approved by the votes indicated.

Voted For	Voted Against	Abstentions	Broker Non-Votes
93,196,309	7,076,563	124,196	26,128,318

Proposal 3: To approve an amendment to, and all material terms of, the Company’s Amended and Restated Incentive Compensation Plan, as amended, for purposes of Section 162(m) of the Internal Revenue Code.  The proposal was approved by the votes indicated.

Voted For	Voted Against	Abstentions	Broker Non-Votes
99,558,861	687,665	150,542	26,128,318

Proposal 4: To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the year ended December 31, 2017. The proposal was approved by the votes indicated.

Voted For	Voted Against	Abstentions	Broker Non-Votes
125,288,769	329,372	907,245	—

Proposal 5: To approve, on an advisory basis, the compensation of our names executive officers.  The proposal was approved by the votes indicated.

Voted For	Voted Against	Abstentions	Broker Non-Votes
91,110,722	9,142,325	144,021	26,128,318

Proposal 6: To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers to occur every three years, every two years or every year.   The voting for the proposal indicated the frequency to be one year by the votes indicated.

1 year	2 years	3 years	Abstentions
53,767,662	206,038	46,291,550	131,818

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: May 4, 2017	By:	/s/ John D. Gibbons
John D. Gibbons
Senior Vice President and Chief Financial Officer

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